MORGAN STANLEY INSTITUTIONAL FUND,
INC.
ARTICLES SUPPLEMENTARY
            MORGAN STANLEY
INSTITUTIONAL FUND, INC., a Maryland
corporation (the "Corporation"), does hereby certify
to the State Department of Assessments and
Taxation of Maryland (the "Department") that:
            FIRST:  The Corporation is
registered as an open-end investment company
under the Investment Company Act of 1940.
            SECOND:  The Board of Directors
of the Corporation (the "Board of Directors"), at a
meeting duly convened and held on April 22-23,
2015, adopted resolutions which:
            (a)	authorized the elimination of
one (1) portfolio of common stock of the
Corporation, consisting of five (5) classes,
designated as Opportunity Portfolio - Class I,
Opportunity Portfolio - Class A, Opportunity
Portfolio - Class L, Opportunity Portfolio - Class IS
and Opportunity Portfolio - Class C (the
"Liquidated Portfolio"), none of which portfolio or
classes have any shares outstanding; and
            (b)	authorized the reduction to
zero of the number of shares of common stock classified as shares of the Liquidated Portfolio.
            THIRD:  The reduction to zero of
the number of shares of the Liquidated Portfolio results in the decrease in the aggregate number of shares of common stock which the Corporation has authority to issue from seventy-four billion
(74,000,000,000) shares of common stock to seventy-one billion (71,000,000,000) shares of common stock.
            FOURTH:  As of immediately
before the decrease in the number of authorized shares of the Liquidated Portfolio and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was seventy-four billion (74,000,000,000) shares of common stock, having an aggregate par value of seventy-four million dollars ($74,000,000) and designated and classified in the following portfolios and classes:
NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class A
1,000,000,000 shares
Active International Allocation Portfolio - Class L
500,000,000 shares
Active International Allocation Portfolio - Class C
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class A
1,000,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class IS
500,000,000 shares
Advantage Portfolio - Class C
500,000,000 shares
Asia Opportunity Portfolio - Class I
500,000,000 shares
Asia Opportunity Portfolio - Class A
1,000,000,000 shares
Asia Opportunity Portfolio - Class IS
500,000,000 shares
Asia Opportunity Portfolio - Class C
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class A
1,000,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class C
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class I
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class A
1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class L
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class IS
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class C
500,000,000 shares
Emerging Markets Leaders Portfolio - Class I
500,000,000 shares
Emerging Markets Leaders Portfolio - Class A
1,000,000,000 shares
Emerging Markets Leaders Portfolio - Class L
500,000,000 shares
Emerging Markets Leaders Portfolio - Class IS
500,000,000 shares
Emerging Markets Leaders Portfolio - Class C
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class A
1,000,000,000 shares
Emerging Markets Portfolio - Class L
500,000,000 shares
Emerging Markets Portfolio - Class IS
500,000,000 shares
Emerging Markets Portfolio - Class C
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class I
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class A
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class IS
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class C
500,000,000 shares
Frontier Emerging Markets Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets Portfolio - Class A
1,000,000,000 shares
Frontier Emerging Markets Portfolio - Class L
500,000,000 shares
Frontier Emerging Markets Portfolio - Class IS
500,000,000 shares
Frontier Emerging Markets Portfolio - Class C
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class A
1,000,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Advantage Portfolio - Class C
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class A
1,000,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class C
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class A
1,000,000,000 shares
Global Franchise Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class IS
500,000,000 shares
Global Franchise Portfolio - Class C
500,000,000 shares
Global Infrastructure Portfolio - Class I
500,000,000 shares
Global Infrastructure Portfolio - Class A
1,000,000,000 shares
Global Infrastructure Portfolio - Class L
500,000,000 shares
Global Infrastructure Portfolio - Class IS
500,000,000 shares
Global Infrastructure Portfolio - Class C
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class A
500,000,000 shares
Global Insight Portfolio - Class L
500,000,000 shares
Global Insight Portfolio - Class C
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class A
1,000,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Opportunity Portfolio - Class IS
500,000,000 shares
Global Opportunity Portfolio - Class C
500,000,000 shares
Global Quality Portfolio - Class I
500,000,000 shares
Global Quality Portfolio - Class A
500,000,000 shares
Global Quality Portfolio - Class L
500,000,000 shares
Global Quality Portfolio - Class IS
500,000,000 shares
Global Quality Portfolio - Class C
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class A
1,000,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class IS
500,000,000 shares
Global Real Estate Portfolio - Class C
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class A
1,000,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class IS
500,000,000 shares
Growth Portfolio - Class C
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class A
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class C
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class A
1,000,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Advantage Portfolio - Class C
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class A
1,000,000,000 shares
International Equity Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class IS
500,000,000 shares
International Equity Portfolio - Class C
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class A
1,000,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Opportunity Portfolio - Class IS
500,000,000 shares
International Opportunity Portfolio - Class C
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class A
500,000,000 shares
International Real Estate Portfolio - Class H
500,000,000 shares
International Real Estate Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class IS
500,000,000 shares
International Real Estate Portfolio - Class C
500,000,000 shares
Multi-Asset Portfolio - Class I
500,000,000 shares
Multi-Asset Portfolio - Class A
1,000,000,000 shares
Multi-Asset Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio - Class IS
500,000,000 shares
Multi-Asset Portfolio - Class C
500,000,000 shares
Opportunity Portfolio - Class I
500,000,000 shares
Opportunity Portfolio - Class A
1,000,000,000 shares
Opportunity Portfolio - Class L
500,000,000 shares
Opportunity Portfolio - Class IS
500,000,000 shares
Opportunity Portfolio - Class C
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class A
1,000,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class IS
500,000,000 shares
Small Company Growth Portfolio - Class C
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class A
1,000,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class IS
500,000,000 shares
U.S. Real Estate Portfolio - Class C
500,000,000 shares
Total
74,000,000,000 shares
	The par value of all shares of common
stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.
            FIFTH:  After giving effect to the
decrease in the number of authorized shares of stock of the Liquidated Portfolio and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is seventy-one billion (71,000,000,000) shares of common stock, having an aggregate par value of seventy-one million dollars ($71,000,000) and designated and classified in the following portfolios and classes:
NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class A
1,000,000,000 shares
Active International Allocation Portfolio - Class L
500,000,000 shares
Active International Allocation Portfolio - Class C
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class A
1,000,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class IS
500,000,000 shares
Advantage Portfolio - Class C
500,000,000 shares
Asia Opportunity Portfolio - Class I
500,000,000 shares
Asia Opportunity Portfolio - Class A
1,000,000,000 shares
Asia Opportunity Portfolio - Class IS
500,000,000 shares
Asia Opportunity Portfolio - Class C
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class A
1,000,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class C
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class I
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class A
1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class L
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class IS
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class C
500,000,000 shares
Emerging Markets Leaders Portfolio - Class I
500,000,000 shares
Emerging Markets Leaders Portfolio - Class A
1,000,000,000 shares
Emerging Markets Leaders Portfolio - Class L
500,000,000 shares
Emerging Markets Leaders Portfolio - Class IS
500,000,000 shares
Emerging Markets Leaders Portfolio - Class C
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class A
1,000,000,000 shares
Emerging Markets Portfolio - Class L
500,000,000 shares
Emerging Markets Portfolio - Class IS
500,000,000 shares
Emerging Markets Portfolio - Class C
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class I
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class A
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class IS
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class C
500,000,000 shares
Frontier Emerging Markets Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets Portfolio - Class A
1,000,000,000 shares
Frontier Emerging Markets Portfolio - Class L
500,000,000 shares
Frontier Emerging Markets Portfolio - Class IS
500,000,000 shares
Frontier Emerging Markets Portfolio - Class C
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class A
1,000,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Advantage Portfolio - Class C
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class A
1,000,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class C
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class A
1,000,000,000 shares
Global Franchise Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class IS
500,000,000 shares
Global Franchise Portfolio - Class C
500,000,000 shares
Global Infrastructure Portfolio - Class I
500,000,000 shares
Global Infrastructure Portfolio - Class A
1,000,000,000 shares
Global Infrastructure Portfolio - Class L
500,000,000 shares
Global Infrastructure Portfolio - Class IS
500,000,000 shares
Global Infrastructure Portfolio - Class C
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class A
500,000,000 shares
Global Insight Portfolio - Class L
500,000,000 shares
Global Insight Portfolio - Class C
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class A
1,000,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Opportunity Portfolio - Class IS
500,000,000 shares
Global Opportunity Portfolio - Class C
500,000,000 shares
Global Quality Portfolio - Class I
500,000,000 shares
Global Quality Portfolio - Class A
500,000,000 shares
Global Quality Portfolio - Class L
500,000,000 shares
Global Quality Portfolio - Class IS
500,000,000 shares
Global Quality Portfolio - Class C
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class A
1,000,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class IS
500,000,000 shares
Global Real Estate Portfolio - Class C
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class A
1,000,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class IS
500,000,000 shares
Growth Portfolio - Class C
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class A
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class C
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class A
1,000,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Advantage Portfolio - Class C
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class A
1,000,000,000 shares
International Equity Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class IS
500,000,000 shares
International Equity Portfolio - Class C
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class A
1,000,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Opportunity Portfolio - Class IS
500,000,000 shares
International Opportunity Portfolio - Class C
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class A
500,000,000 shares
International Real Estate Portfolio - Class H
500,000,000 shares
International Real Estate Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class IS
500,000,000 shares
International Real Estate Portfolio - Class C
500,000,000 shares
Multi-Asset Portfolio - Class I
500,000,000 shares
Multi-Asset Portfolio - Class A
1,000,000,000 shares
Multi-Asset Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio - Class IS
500,000,000 shares
Multi-Asset Portfolio - Class C
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class A
1,000,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class IS
500,000,000 shares
Small Company Growth Portfolio - Class C
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class A
1,000,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class IS
500,000,000 shares
U.S. Real Estate Portfolio - Class C
500,000,000 shares
Total
71,000,000,000 shares
	The par value of all shares of common
stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.
            SIXTH:  The number of shares of
stock of the Liquidated Portfolio, and the aggregate number of shares of stock of all classes that the Corporation has authority to issue, has been decreased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General
Corporation Law.
[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 1st day of March, 2016. MORGAN STANLEY INSTITUTIONAL FUND, INC.
By: /s/ John H. Gernon
John H. Gernon
President
ATTEST:
/s/ Mary E. Mullin
Mary E. Mullin
Secretary
            THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL
FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ John H. Gernon
John H. Gernon
President